UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2019

DASAN ZHONE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7195 Oakport Street

Oakland, California 94621

(Address of Principal Executive Offices, Including Zip Code)

(510) 777-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC

Item 5. Other Information

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On May 14, 2019, the Board of Directors of DASAN Zhone Solutions, Inc. (“DZS” or the “Company”) appointed Philip Yim as its principal operating officer and an executive officer of the Company, effective May 14, 2019. Mr. Yim will be deemed a Section 16 officer for purposes of federal securities laws, effective May 14, 2019.

Mr. Yim, age 57, joined DZS in June 2017 as our Vice President of Engineering, and in August 2018 his title was changed to Chief Operating Officer. Prior to joining DZS, Mr. Yim held several global multinational executive leadership positions across global operations, marketing, development, business and sales, including as Executive Vice President of Global Program Management for Allied Telesis from February 2012 to May 2017.

In connection with Mr. Yim’s appointment as the Company’s principal operating officer, Mr. Yim received an award of stock options to purchase 90,000 shares of our common stock under our equity plan. The options have a ten-year term and an exercise price per share equal to the fair market value of our common stock on the date of grant. The options vest as to one quarter of the shares on the first anniversary of grant, and vest as to the remaining shares in 36 equal monthly installments thereafter, subject to Mr. Yim continuing to render services to DZS through the applicable vesting date.

There were no arrangements or understandings between Mr. Yim and any other person pursuant to which Mr. Yim was appointed as our principal operating officer. There are no family relationships between Mr. Yim and any director or executive officer of the Company, and he has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2019	DASAN Zhone Solutions, Inc.

	By:	/s/ Il Yung Kim
Il Yung Kim
Chief Executive Officer

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